Risk Management - Capital Management under Insurance Institution Solvency Regulations (Detail) - CNY (¥) ¥ in Millions	Dec. 31, 2020	Dec. 31, 2019
Disclosure of computation of solvency ratio from actual capital and minimum capital [abstract]
Core capital	¥ 1,031,947	¥ 952,030
Actual capital	1,066,939	987,067
Minimum capital	¥ 396,749	¥ 356,953
Core solvency ratio	260.00%	267.00%
Comprehensive solvency ratio	269.00%	277.00%